Exhibit 99.1

NewAmsterdam Pharma Appoints Adele Gulfo to its Board of Directors

Naarden, the Netherlands and Miami, USA; April 17, 2025 – NewAmsterdam Pharma Company N.V. (Nasdaq: NAMS or “NewAmsterdam” or the “Company”), a late-stage, clinical biopharmaceutical company developing oral, non-statin medicines for patients at risk of cardiovascular disease (“CVD”) with elevated low-density lipoprotein cholesterol (“LDL-C”), for whom existing therapies are not sufficiently effective or well-tolerated, today announced the appointment of Adele Gulfo as an independent director to its Board of Directors. Ms. Gulfo is an established pharmaceutical leader with over three decades of experience in the healthcare industry, distinguished by her expertise in global strategy, operations leadership, and the commercialization of multiple blockbuster medicines including LIPITOR® and CRESTOR®.

“We are delighted to welcome Adele to our Board of Directors at a critical juncture for NewAmsterdam, as we prepare for the potential launch of obicetrapib next year,” said Michael Davidson, M.D., Ph.D., Chief Executive Officer of NewAmsterdam Pharma. “Adele brings world-class commercial leadership and an exceptional track record of successfully launching blockbuster therapies on a global scale. Her strategic insight, mass-market drug launch experience and deep operational expertise will be instrumental as we work diligently to finalize our commercial strategy and build the infrastructure to support our first commercial launch, if approved.”

Most recently, Ms. Gulfo served as Chief Executive Officer for the Biopharma Commercial Unit at Sumitomo Pharma America, Inc., where she oversaw the commercial and development portfolio across various therapeutic areas, including oncology, rare disease, diabetes, urology, neurology, and women’s health. Prior to Sumitomo, she was the Chief Commercial and Business Development Officer at Sumitovant Biopharma until its integration into Sumitomo Pharma America. Before joining Sumitovant, Ms. Gulfo served as Chief Commercial Development Officer at Roivant Sciences, where she played a key role in the formation of Sumitovant and led launch preparations for several major brands, such as ORGOVYX®, GEMTESA®, RETHYMIC®, and MYFEMBREE®. Earlier, Ms. Gulfo was the President and General Manager of Pfizer’s U.S. primary care business unit, which generated over $12 billion in revenue. At Pfizer, she was Senior Director and Launch Lead for LIPITOR®, which grew to a top-selling brand within two years of launch. Ms. Gulfo also served as the Country Manager for Pfizer’s U.S. biopharma business, which encompassed specialty and oncology business units. Before joining Pfizer, Ms. Gulfo held multiple Vice President positions at AstraZeneca, including leadership of Commercial Readiness, Business Development, and the Cardiovascular Business Unit, where she successfully led the launch and growth of CRESTOR® into a multi-billion-dollar brand.

In addition to her executive roles, Ms. Gulfo currently serves on the Board of Directors of Tyra Biosciences, a publicly traded biotechnology company, and Enpro, a publicly traded industrial technology firm. She is also a member of the Innovation Growth Board at Mass General Brigham, the largest hospital-based research enterprise in the United States. Ms. Gulfo holds a B.S. in Biology from Seton Hall University and an MBA in Marketing, with highest honors, from Fairleigh Dickinson University.

“I am thrilled to be joining NewAmsterdam Pharma’s Board of Directors at a transformational time for the Company,” said Ms. Gulfo. “NewAmsterdam Pharma’s progress to date is impressive, with successful execution and recent positive readouts from its three pivotal Phase 3 clinical trials. I believe NewAmsterdam is well on the path to making a significant impact on the treatment paradigm for patients at risk of CVD, and I look forward to partnering with the Board and executive leadership team as we drive forward the company’s mission to improve the standard of care for CVD patients worldwide.”

About NewAmsterdam

NewAmsterdam Pharma (Nasdaq: NAMS) is a late-stage biopharmaceutical company whose mission is to improve patient care in populations with cardiometabolic diseases where currently approved therapies have not been adequate or well tolerated. We seek to fill a significant unmet need for a safe, well-tolerated and convenient LDL-C lowering therapy. In multiple Phase 3 trials, NewAmsterdam has investigated obicetrapib, an oral, low-dose, once-daily, highly selective cholesterol ester transfer protein (“CETP”) inhibitor, alone or as a fixed-dose combination with ezetimibe, as preferred LDL-C lowering therapies to be used as an adjunct to statin therapy for patients at risk of CVD with elevated LDL-C, for whom existing therapies are not sufficiently effective or well tolerated.

Forward-Looking Statements

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and strategic plans, the Company’s commercial opportunity, the therapeutic and curative potential of the Company’s product candidate, the Company’s clinical trials and the timing for enrolling patients, the timing and forums for announcing data, the achievement and timing of regulatory approvals, and plans for commercialization. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones, including potential commercialization; whether topline, initial or preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, or whether projections regarding clinical outcomes will reflect actual results in future clinical trials or clinical use of our product candidate, if approved; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine and Israel-Hamas conflicts; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the Securities and Exchange Commission. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; and ability to continue to source the raw materials for the Company’s product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Company Contact

Matthew Philippe

P: 1-917-882-7512

matthew.philippe@newamsterdampharma.com

Media Contact

Spectrum Science on behalf of NewAmsterdam

Jaryd Leady

P: 1-856-803-7855

jleady@spectrumscience.com

Investor Contact

Precision AQ on behalf of NewAmsterdam

Austin Murtagh

P: 1-212-698-8696

austin.murtagh@precisionaq.com